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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K/A

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 30, 2003

                               WORLD AIRWAYS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-26582                 94-1358276
   (State of Incorporation)     (Commission File Number)       (IRS Employer
                                                             Identification No.)

                                  HLH Building
                                 101 World Drive
                          Peachtree City, Georgia 30269
                    (Address of principal executive offices)

                                 (770) 632-8000
              (Registrant's telephone number, including area code)

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Explanatory Note: This form 8-K/A is being filed to correct certain document processing errors in the form 8-K submitted earlier today.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

   EXHIBIT             DESCRIPTION
   -------             -----------

     99.1        Press Release dated April 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE. (Information reported under this Item 9 is furnished pursuant to Item 12).

     The following disclosure is being furnished pursuant to Item 12 of Form 8-K ("Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission ("SEC") in SEC Release No. 33-8216.

     On April 30, 2003, the Registrant issued a press release ("Press Release") announcing its financial results for the quarter ended March 31, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORLD AIRWAYS, INC.

                                 (Registrant)

                                 By:      /s/ Gilberto M. Duarte, Jr.
                                      -----------------------------------------
                                      Name:        Gilberto M. Duarte, Jr.
                                           ------------------------------------
                                      Title:       Chief Financial Officer
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Date: May 2, 2003

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